---------------------------------------
                         Annual Report October 31, 1998
                     ---------------------------------------

                                   OPPENHEIMER

                                   Disciplined
                                 Allocation Fund

                                [GRAPHIC OMITTED]

                               [OPPENHEIMER LOGO]

                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Managers

 9 Fund Performance

---------------------------------------

13 Financial
   Statements

40 Independent
   Auditors' Report

---------------------------------------

41 Federal
   Income Tax
   Information

42 Officers and
   Directors

44 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o The Fund's holdings in cash, U.S. government securities and high-quality corporate bonds helped cushion the effect of declines in the stock market.

o When stock prices began to slide, we increased our defensive holdings among consumer staples and utility companies, and shifted a larger percentage of our assets into bonds.

o We believe the Fund's strategy of allocating assets among undervalued stocks, high-quality bonds and cash should continue to offer significant opportunities for high levels of risk-adjusted returns.

Avg Annual Total Returns
For the 1-Year Period
Ended 10/31/98

Class A

Without         With
Sales Chg.(1)   Sales Chg.(2)

---------------------------------------
5.93%           -0.17%
---------------------------------------

Class B

Without         With
Sales Chg.(1)   Sales Chg.(2)

---------------------------------------
5.10%           0.50%
---------------------------------------

Class C

Without         With
Sales Chg.(1)   Sales Chg.(2)

---------------------------------------
5.10%           4.19%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. Prior to March 1, 1996, the Fund had a different investment advisor. However, the prior portfolio management team is now employed by OppenheimerFunds, Inc., the current advisor.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is contained in the Fund's prospectus.


                   2 Oppenheimer Disciplined Allocation Fund

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer Disciplined
Allocation Fund

 Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


                   3 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
     "We focused the Fund's stock purchases among industries likely to perform well even if the economy continues to slow."

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform during the last twelve months?

Despite the disappointing performance of the Fund's stock holdings, our disciplined strategy of allocating assets among stocks, bonds and cash enabled us to limit risks and losses during this very volatile fiscal period, which ended October 31, 1998.

What made this such a challenging period?

Trouble surfaced in Asia more than a year ago, when an economic slowdown caused many Asian countries to devalue their currencies and emerging financial markets to fall sharply. Concerns about the impact of reduced global spending on corporate profits eventually affected the financial markets of developed nations as well. We first saw the impact in the United States in late 1997, when the stock markets experienced a brief, but sharp, decline. Stock performance rebounded in early 1998 as investor concerns eased. However, the recovery proved short-lived. Economic difficulties persisted in emerging markets throughout the world. In the late spring, signs appeared that U.S. corporate profit growth was suffering as a result of weakening global demand for a wide range of products. Average stock prices fell as investors sought the safety of government bonds and securities issued by only the largest and most visible companies.

      Historically, the undervalued stocks in which the Fund invests have proven to be bargains over the long term, but they have tended to underperform the market during times of slowing corporate earnings growth and investor uncertainty. Such an environment is generally


                   4 Oppenheimer Disciplined Allocation Fund

[PHOTO OMITTED]
Portfolio Management
Team (l to r)
Kenneth White
Peter Antos
Michael Strathearn
Stephen Libera
Arthur Zimmer*

*Not shown

favorable for only the safest and most predictable investments. Accordingly, despite the potential for positive earnings surprises, the Fund's investments suffered this spring and summer. Prices, though already low, fell further. On the other hand, the Fund benefited from its investments in U.S. Treasury bonds and, to a lesser extent, investment-grade corporate bonds. Investors throughout the world searching for safe, high-quality securities turned to these asset classes for shelter.

How did you manage the Fund in light of these conditions?

In May, we reallocated our assets with the goal of reducing our stock exposure. By August, when the stock market correction touched bottom, we had reduced our stock holdings from approximately 52% of the Fund's assets at the beginning of the period to about 43% on August 31. By contrast, the Fund's bond holdings increased from approximately 39% of assets at the beginning of the period to nearly 45% by the end of August. Our relatively large percentage of bond and cash holdings helped offset much of the poor performance in the equity portion of the Fund, with bonds performing well during the stock market's summer slump. As the Fund's fiscal year came to a close, we increased our stock holdings to nearly 50% of the Fund's assets to take advantage of developing market strength.


                   5 Oppenheimer Disciplined Allocation Fund

Avg Annual Total Returns
For the Periods Ended 9/30/98(1)

Class A

1 year   5 year   10 year
---------------------------------------
-6.68%   8.08%    11.55%
---------------------------------------

Class B

                  Since
1 year   5 year   Inception
---------------------------------------
-6.04%   N/A      8.68%
---------------------------------------

Class C

                  Since
1 year   5 year   Inception
---------------------------------------
-2.66%   N/A      9.06%
---------------------------------------

 An interview with your Fund's managers
--------------------------------------------------------------------------------

We also took action within individual asset classes. In the stock portion of the portfolio, we made a significant move away from companies that have a large exposure to worldwide economic activity, especially to Asia. For example, we reduced our holdings among financial institutions, many of which participated in loans to Asian companies, and other Asian-based investments. We also reduced our holdings in companies that produce basic materials, such as metals, chemicals and paper, because, as Asian companies reduce their manufacturing and exporting, they also reduce their consumption of these materials.

      Instead, we focused the Fund's stock purchases among industries likely to perform well even if the economy continues to slow, especially in those companies with stable earnings and improving management practices. We made purchases among companies that produce consumer staples in the food and beverage industries, and increased the Fund's holdings among utilities companies, such as Columbia Energy Group and Bell Atlantic Corp. As stock prices fell during the summer, we also took the opportunity to add to the Fund's holdings of reasonably priced technology stocks, such as, Compaq Computer Corp. and International Business Machines Corp., and biotechnology and healthcare stocks, such as, Amgen, Inc. and Genzyme Corp. (General Division).


                    6 Oppenheimer Disciplined Allocation Fund

On the bond side of the portfolio, we maintained a relatively long average duration. Duration is a measure of a bond's sensitivity to changes in interest rates. The longer a portfolio's average duration, the higher the returns investors are likely to receive in an environment of falling interest rates. In anticipation of continued low inflation, we kept our duration longer than our estimate of the average flexibly managed fund. As a result, the bond portion of the portfolio performed relatively strongly. We also benefited from our focus on investment-quality bonds of industry leaders with improving credit funda mentals. These securities held their value during the period much better than higher yielding, but riskier, low-grade securities.

What is your outlook for the future in light of worldwide economic difficulties?

It is impossible to predict exactly when the economy will recover from the effects of the global downturn. However, we believe the Fund's performance during this difficult time illustrates the advantages of our active, disciplined approach to asset allocation. When stock markets perform

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/16/85. The Fund's maximum sales charge for Class A shares was lower prior to 3/18/96, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 10/2/95). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class C shares have an inception date of 5/1/96. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is contained in the Fund's prospectus.


                   7 Oppenheimer Disciplined Allocation Fund

[The following table was represented by a pie chart in the printed materials.]

Asset Allocation(2)

o Equities           51.0%
o Bonds              37.3
o Cash Equivalents   11.7

well, our stock holdings should position investors to benefit from the opportunities for capital appreciation. When stock markets perform poorly, our cash and bond holdings provide a cushion against losses. In past years, many of the markets' best returns have come from companies that meet our criteria of better-than-expected earnings at bargain prices. That's why we remain committed to our strategy, and why Oppenheimer Disciplined Allocation Fund remains part of The Right Way to Invest.

 Top 10 Stock Holdings(2)
--------------------------------------------------------------------------------
 International Business Machines Corp.                                      1.9%
--------------------------------------------------------------------------------
 US West, Inc.                                                              1.5
--------------------------------------------------------------------------------
 AT&T Corp.                                                                 1.4
--------------------------------------------------------------------------------
 Amgen, Inc.                                                                1.3
--------------------------------------------------------------------------------
 Genzyme Corp. (General Division)                                           1.3
--------------------------------------------------------------------------------
 Bell Atlantic Corp.                                                        1.3
--------------------------------------------------------------------------------
 Compaq Computer Corp.                                                      1.2
--------------------------------------------------------------------------------
 Columbia Energy Group                                                      1.2
--------------------------------------------------------------------------------
 Textron, Inc.                                                              1.1
--------------------------------------------------------------------------------
 Fort James Corp.                                                           1.1
--------------------------------------------------------------------------------

 Top 5 Sectors(2)
--------------------------------------------------------------------------------
 Computer Hardware                                                          6.5%
--------------------------------------------------------------------------------
 Telephone Utilities                                                        4.9
--------------------------------------------------------------------------------
 Banks                                                                      3.9
--------------------------------------------------------------------------------
 Food                                                                       3.7
--------------------------------------------------------------------------------
 Manufacturing                                                              3.3
--------------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of October 31, 1998 and are based on total market value of investments.


                   8 Oppenheimer Disciplined Allocation Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's per formance during its fiscal year ended October 31,1998, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.

      o Management's Discussion of Performance. During the past fiscal year that ended October 31, 1998, Oppenheimer Disciplined Allocation Fund's performance was affected by weakness in U.S. stock markets. These difficulties arose from pressures on earnings and uncertainties regarding the Asian and emerging market financial crisis. Losses were limited by the relatively strong performance of the Fund's bond portfolio and its cash holdings. We shifted some of the Fund's assets from stocks to bonds during the period, while reserving the flexibility to make opportu nistic stock trades as market conditions warranted. In October, we increased the Fund's exposure to stocks to take advantage of renewed market strength. Within the stock portion of the portfolio, we focused on defensive positions in such areas as consumer staples and utilities, and purchased undervalued stocks in the technology and biotech industries. Among bonds, we focused on investment-grade instruments, and maintained a relatively long duration. The Fund's portfolio holdings, allocations and our management strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1998. In the case of Class A shares, performance is measured over a 10-year period; in the case of Class B, performance is measured from inception of the class on October 2, 1995; and in the case of Class C shares, performance is measured from inception of the class on May 1, 1996. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 3% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market, and the Merrill Lynch Corporate and Government Master Index, a broad-based index of U.S. Treasury and government agency securities, and corporate and Yankee bonds, regarded as a general measurement of the performance of the domestic debt securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                   9 Oppenheimer Disciplined Allocation Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Disciplined Allocation Fund (Class A), S&P 500 Index and Merrill Lynch Corporate and Government Master Index

[The following table was represented by a line graph in the printed materials.]

             Oppenheimer Disciplined                     Merrill Lynch Corporate
             Allocation Fund Class A    S&P 500 Index    and Gov't Master Index
12.31.87               9425                 10000                 10000
12.31.88              10405                 11656                 10772
12.31.89              12758                 15343                 12293
12.31.90              12731                 14866                 13338
12.31.91              16322                 19386                 15457
12.31.92              17937                 20861                 16645
12.31.93              20788                 22958                 18485
12.31.94              20350                 23261                 17849
12.31.95              25224                 31991                 21276
10.31.96              26805                 37309                 21744
10.31.97              31851                 49285                 23695
10.31.98              33738                 60122                 26135


Average Annual Total Return of Class A Shares of the Fund at 10/31/98(2)

1 Year -0.17%      5 Year 8.86%      10 Year 11.82%


Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Disciplined Allocation Fund (Class B), S&P 500 Index and Merrill Lynch Corporate and Government Master Index

[The following table was represented by a line graph in the printed materials.]

             Oppenheimer Disciplined                     Merrill Lynch Corporate
             Allocation Fund Class B    S&P 500 Index    and Gov't Master Index
10.2.95               10000                 10000                 10000
12.31.95              10493                 10602                 10463
10.31.96              11071                 12364                 10693
10.31.97              13059                 16332                 11652
10.31.98              13425                 19924                 12852

Average Annual Total Return of Class B Shares of the Fund at 10/31/98(3)
1 Year 0.50%       Life 10.03%


                   10 Oppenheimer Disciplined Allocation Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Disciplined Allocation Fund (Class C), S&P 500 Index and Merrill Lynch Corporate and Government Master Index

[The following table was represented by a line graph in the printed materials.]

             Oppenheimer Disciplined                     Merrill Lynch Corporate
             Allocation Fund Class C    S&P 500 Index    and Gov't Master Index
5.1.96                10000                 10000                 10000
10.31.96              10408                 10908                 10524
10.31.97              12274                 14409                 11469
10.31.98              12900                 17577                 12650

Average Annual Total Return of Class C Shares of the Fund at 10/31/98(4)
1 Year 4.19%       Life 10.72%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for both indices in the graphs begins on 12/31/87 for Class A, 9/29/95 for Class B, and 4/30/96 for Class C.

1. The Fund changed its fiscal year end from December to October.

2. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

3. Class B shares of the Fund were first publicly offered on 10/2/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge. Different contingent deferred sales charges applied to redemptions of Class B shares prior to 3/18/96.

4. Class C shares of the Fund were first publicly offered on 5/1/96. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                   11 Oppenheimer Disciplined Allocation Fund

Financials
--------------------------------------------------------------------------------


                   12 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Investments  October 31, 1998
--------------------------------------------------------------------------------

                                                                                                                        Market Value
                                                                                                  Shares                See Note 1
====================================================================================================================================
Common Stocks--49.9%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--0.8%
------------------------------------------------------------------------------------------------------------------------------------
Metals--0.8%
Aluminum Co. of America                                                                           33,300                $  2,639,025
------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--6.3%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--2.5%
Federal-Mogul Corp.                                                                               58,300                   3,159,131
------------------------------------------------------------------------------------------------------------------------------------
Hertz Corp., Cl. A                                                                                20,700                     741,319
------------------------------------------------------------------------------------------------------------------------------------
Maytag Corp.                                                                                      57,700                   2,852,544
------------------------------------------------------------------------------------------------------------------------------------
Republic Industries, Inc.(1)                                                                      41,100                     660,169
------------------------------------------------------------------------------------------------------------------------------------
Whirlpool Corp.                                                                                   15,500                     794,375
                                                                                                                        ------------
                                                                                                                           8,207,538

------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--1.7%
Alaska Air Group, Inc.(1)                                                                         17,200                     618,125
------------------------------------------------------------------------------------------------------------------------------------
AMR Corp.(1)                                                                                      18,800                   1,259,600
------------------------------------------------------------------------------------------------------------------------------------
Delta Air Lines, Inc.                                                                              4,600                     485,587
------------------------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co.                                                                                 28,200                   2,185,500
------------------------------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                                      20,000                     701,250
------------------------------------------------------------------------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                                                                        7,200                     249,300
------------------------------------------------------------------------------------------------------------------------------------
Wendy's International, Inc.                                                                        1,200                      25,200
                                                                                                                        ------------
                                                                                                                           5,524,562

------------------------------------------------------------------------------------------------------------------------------------
Retail: General--1.8%
Dayton Hudson Corp.                                                                               31,600                   1,339,050
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                                                              24,800                     953,250
------------------------------------------------------------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A(1)                                                                 31,700                     483,425
------------------------------------------------------------------------------------------------------------------------------------
K Mart Corp.(1)                                                                                   33,700                     476,012
------------------------------------------------------------------------------------------------------------------------------------
Nordstrom, Inc.                                                                                   19,200                     524,400
------------------------------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                                                                               48,000                   2,157,000
                                                                                                                        ------------
                                                                                                                           5,933,137

------------------------------------------------------------------------------------------------------------------------------------
Retail: Specialty--0.3%
Payless ShoeSource, Inc.(1)                                                                       21,900                   1,027,931


                   13 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                                        Market Value
                                                                                                 Shares                 See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--11.6%
------------------------------------------------------------------------------------------------------------------------------------
Beverages--0.7%
Anheuser-Busch Cos., Inc.                                                                         40,200                $  2,389,387
------------------------------------------------------------------------------------------------------------------------------------
Food--3.7%
Albertson's, Inc.                                                                                 42,000                   2,333,625
------------------------------------------------------------------------------------------------------------------------------------
General Mills, Inc.                                                                               28,000                   2,058,000
------------------------------------------------------------------------------------------------------------------------------------
IBP, Inc.                                                                                         85,200                   2,305,725
------------------------------------------------------------------------------------------------------------------------------------
Kroger Co.(1)                                                                                     58,100                   3,224,550
------------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc.(1)                                                                                  41,500                   1,984,219
                                                                                                                        ------------
                                                                                                                          11,906,119

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs--2.6%
Amgen, Inc.(1)                                                                                    53,900                   4,234,519
------------------------------------------------------------------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)                                                              100,500                   4,227,281
                                                                                                                        ------------
                                                                                                                           8,461,800

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.9%
Bard (C.R.), Inc.                                                                                 57,400                   2,450,262
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                                                                         86,930                   2,428,607
------------------------------------------------------------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                                                                18,500                   1,362,062
                                                                                                                        ------------
                                                                                                                           6,240,931

------------------------------------------------------------------------------------------------------------------------------------
Household Goods--2.7%
Dial Corp. (The)                                                                                  83,400                   2,298,712
------------------------------------------------------------------------------------------------------------------------------------
Fort James Corp.                                                                                  89,350                   3,601,922
------------------------------------------------------------------------------------------------------------------------------------
Premark International, Inc.                                                                       91,500                   2,899,406
                                                                                                                        ------------
                                                                                                                           8,800,040

------------------------------------------------------------------------------------------------------------------------------------
Energy--1.1%
------------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--1.1%
Exxon Corp.                                                                                       32,100                   2,287,125
------------------------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                                       18,800                   1,422,925
                                                                                                                        ------------
                                                                                                                           3,710,050

------------------------------------------------------------------------------------------------------------------------------------
Financial--6.6%
------------------------------------------------------------------------------------------------------------------------------------
Banks--3.8%
Bank One Corp.                                                                                    67,300                   3,289,287
------------------------------------------------------------------------------------------------------------------------------------
BankBoston Corp.                                                                                  77,000                   2,834,562
------------------------------------------------------------------------------------------------------------------------------------
First Union Corp.                                                                                 59,500                   3,451,000
------------------------------------------------------------------------------------------------------------------------------------
Golden West Financial Corp.                                                                       30,200                   2,738,762
                                                                                                                        ------------
                                                                                                                          12,313,611


                   14 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                        Market Value
                                                                                                  Shares                See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Insurance--2.8%
ACE Ltd.                                                                                           29,600               $  1,002,700
------------------------------------------------------------------------------------------------------------------------------------
Allstate Corp.                                                                                     41,900                  1,804,319
------------------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                                 31,100                  2,651,275
------------------------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                                      40,300                  1,397,906
------------------------------------------------------------------------------------------------------------------------------------
Equitable Cos., Inc.                                                                               18,600                    911,400
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                                                           43,500                  1,334,906
                                                                                                                        ------------
                                                                                                                           9,102,506

------------------------------------------------------------------------------------------------------------------------------------
Industrial--5.5%
------------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--1.0%
Owens Corning                                                                                      37,300                  1,354,456
------------------------------------------------------------------------------------------------------------------------------------
USG Corp.                                                                                          37,500                  1,788,281
                                                                                                                        ------------
                                                                                                                           3,142,737

------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--1.2%
Viad Corp.                                                                                         70,500                  1,934,344
------------------------------------------------------------------------------------------------------------------------------------
Waste Management, Inc. (New)                                                                       40,165                  1,812,446
                                                                                                                        ------------
                                                                                                                           3,746,790

------------------------------------------------------------------------------------------------------------------------------------
Manufacturing--3.3%
Ingersoll-Rand Co.                                                                                 55,650                  2,810,325
------------------------------------------------------------------------------------------------------------------------------------
PACCAR, Inc.                                                                                       32,400                  1,413,450
------------------------------------------------------------------------------------------------------------------------------------
Textron, Inc.                                                                                      49,000                  3,644,375
------------------------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                                                                          28,600                  2,724,150
                                                                                                                        ------------
                                                                                                                          10,592,300

------------------------------------------------------------------------------------------------------------------------------------
Technology--9.6%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.6%
General Dynamics Corp.                                                                             58,000                  3,432,875
------------------------------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                                              17,371                  1,934,695
                                                                                                                        ------------
                                                                                                                           5,367,570

------------------------------------------------------------------------------------------------------------------------------------
Computer Hardware--6.4%
Apple Computer, Inc.(1)                                                                            66,300                  2,461,387
------------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                                             119,500                  3,779,188
------------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                              40,100                  5,952,344
------------------------------------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)                                                        24,700                  1,727,456
------------------------------------------------------------------------------------------------------------------------------------
Seagate Technology, Inc.(1)                                                                        42,300                  1,115,663
------------------------------------------------------------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                                                                  68,800                  2,300,500
------------------------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                                                                        34,700                  3,361,563
                                                                                                                        ------------
                                                                                                                          20,698,101


                   15 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                                        Market Value
                                                                                                       Shares           See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Computer Software/Services--1.0%
First Data Corp.                                                                                       38,200           $  1,012,300
------------------------------------------------------------------------------------------------------------------------------------
Network Associates, Inc.(1)                                                                            49,300              2,095,250
                                                                                                                        ------------
                                                                                                                           3,107,550

------------------------------------------------------------------------------------------------------------------------------------
Telecommunications/Technology--0.6%
3Com Corp.(1)                                                                                          55,500              2,001,469
------------------------------------------------------------------------------------------------------------------------------------
Utilities--8.4%
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--2.5%
Baltimore Gas & Electric Co.                                                                           51,500              1,615,813
------------------------------------------------------------------------------------------------------------------------------------
Edison International                                                                                   61,100              1,611,513
------------------------------------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                                                        49,000              3,065,563
------------------------------------------------------------------------------------------------------------------------------------
Montana Power Co.                                                                                      44,100              1,910,081
                                                                                                                        ------------
                                                                                                                           8,202,970

------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--1.1%
Columbia Energy Group                                                                                  63,650              3,683,744
------------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--4.8%
AT&T Corp.                                                                                             70,100              4,363,725
------------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Corp.                                                                                    78,360              4,162,875
------------------------------------------------------------------------------------------------------------------------------------
Century Telephone Enterprises, Inc.                                                                    17,600                999,900
------------------------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                                         39,000              1,172,438
------------------------------------------------------------------------------------------------------------------------------------
US West, Inc.                                                                                          83,900              4,813,763
                                                                                                                        ------------
                                                                                                                          15,512,701
                                                                                                                        ------------
Total Common Stocks (Cost $145,694,225)                                                                                  162,312,569

====================================================================================================================================
Other Securities--0.2%
------------------------------------------------------------------------------------------------------------------------------------
Ingersoll-Rand International Finance Corp. I, 6.22% Preferred
Redeemable Increased Dividend Equity Securities, 5/16/01
(Cost $750,000)                                                                                        30,000                785,625

                                                                                                       Units
====================================================================================================================================
Rights, Warrants and Certificates--0.0%
------------------------------------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07(2)                                                              100                 10,000
------------------------------------------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01(2)                                                   666                    173
------------------------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00(2)                                                        100                  6,948
------------------------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(2)                                                     500                  9,063
------------------------------------------------------------------------------------------------------------------------------------
Nextel International Ltd. Wts., Exp. 4/07(2)                                                              100                    263
------------------------------------------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                                                             516                 15,480
------------------------------------------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49(2)                                                                100                  2,012
                                                                                                                        ------------
Total Rights, Warrants and Certificates (Cost $8,004)                                                                         43,939


                   16 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    Face                Market Value
                                                                                                    Amount              See Note 1
====================================================================================================================================
Asset-Backed Securities--1.0%
------------------------------------------------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset-Backed
Certificates, Series 1997-1, Cl. A, 6.25%, 8/25/05                                                  $  125,000          $    128,476
------------------------------------------------------------------------------------------------------------------------------------
Housing Securities, Inc., Series 1993-G, Cl. G4, 6.625%, 1/25/09                                       750,000               754,448
------------------------------------------------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts.,
Series 1997-2, Cl. A, 6.752%, 6/25/07(2)                                                             1,175,000             1,194,736
------------------------------------------------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts., Series 1997-A, Cl. A-5, 6.80%, 2/15/05                                      1,150,000             1,173,180
                                                                                                                        ------------
Total Asset-Backed Securities (Cost $3,203,513)                                                                            3,250,840

====================================================================================================================================
Mortgage-Backed Obligations--5.7%
------------------------------------------------------------------------------------------------------------------------------------
Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Obligations, Series 1996-1, Cl. A2, 7.60%, 3/18/06                                              1,500,000             1,622,813
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                                                    250,000               251,483
------------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 5.24%, 10/1/08                                           1,750,000             1,733,197
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates:
Series 1711, Cl. EA, 7%, 3/15/24                                                                       200,000               204,686
Series 1987, Cl. K, 7.50%, 9/15/27(2)                                                                  176,576               176,577
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates:
6%, 3/1/09                                                                                             814,446               820,083
Series 1337, Cl. D, 6%, 8/15/07                                                                      1,000,000             1,000,620
Series 1820, Cl. PL, 5.75%, 7/15/06                                                                  1,000,000             1,005,930
Series 1843, Cl. VB, 7%, 4/15/03                                                                        65,000                67,051
Series 1849, Cl. VA, 6%, 12/15/10                                                                      824,531               837,411
Series 1994-43, Cl. PE, 6%, 12/25/19                                                                   800,000               805,000
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 7.937%, 10/15/20(3)                                                               400,000                51,250
Series 1583, Cl. IC, 6.762%-7.846%, 1/15/20(3)                                                       2,518,751               201,500
Series 1661, Cl. PK, 9.687%, 11/15/06(3)                                                               511,906                31,994
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                                                            685,614               688,665
6.50%, 3/1/26-4/1/26                                                                                   765,210               771,624
7%, 4/1/00                                                                                              45,722                46,016
7.50%, 1/1/08-6/1/08                                                                                   670,390               688,478


                   17 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                   Face                 Market Value
                                                                                                   Amount               See Note 1
====================================================================================================================================
Mortgage-Backed Obligations (continued)
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, Trust 1992-15,
Cl. KZ, 7%, 2/25/22                                                                                $   796,254          $    808,938
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1993-181, Cl. C, 5.40%, 10/25/02                                                                  46,188                46,030
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                                                  410,432               412,099
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Trust 1993-223, Cl. PM, 7.448%, 10/25/23(3)                                    1,587,257               201,375
------------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1994-7,
Cl. A18, 6%, 2/25/09                                                                                 1,143,592             1,092,840
------------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 4/15/09-2/15/24                                                                                  1,275,446             1,306,816
7.50%, 3/15/09                                                                                         494,780               509,213
8%, 5/15/17                                                                                            378,404               395,716
------------------------------------------------------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity
Securities, Series 1998-3, Cl. A5, 6.36%, 8/20/22(4)                                                   700,000               701,094
------------------------------------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Mtg. Pass-Through Certificates,
Series 1997-14, Cl. A-3, 6.75%, 10/25/27                                                             1,000,000             1,007,810
------------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed Pass-Through
Certificates, Series 1997-QS9, Cl. 2, 6.75%, 9/25/27                                                   875,000               873,626
                                                                                                                        ------------
Total Mortgage-Backed Obligations (Cost $18,051,958)                                                                      18,359,935

====================================================================================================================================
U.S. Government Obligations--9.3%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26                                                                                          7,050,000             7,702,132
7.50%, 11/15/16(5)                                                                                   2,000,000             2,495,626
8.75%, 5/15/17(5)                                                                                    8,250,000            11,537,113
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.625%, 2/15/06                                                                                      5,600,000             5,990,253
6.125%, 8/15/07                                                                                      1,250,000             1,378,908
6.50%, 8/15/05                                                                                       1,000,000             1,115,938
                                                                                                                        ------------
Total U.S. Government Obligations (Cost $26,507,430)                                                                      30,219,970


                   18 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                     Face               Market Value
                                                                                                     Amount             See Note 1
====================================================================================================================================
Foreign Government Obligations--0.1%
------------------------------------------------------------------------------------------------------------------------------------
United Mexican States Bonds, 6.97%, 8/12/00 (Cost $246,255)                                          $  250,000         $    237,500

====================================================================================================================================
Municipal Bonds and Notes--0.3%
------------------------------------------------------------------------------------------------------------------------------------
CA Infrastructure & ED Bank Special Purpose Trust Certificates,
Series 1997-1, 6.28%, 9/25/05 (Cost $1,001,493)                                                       1,000,000            1,021,900

====================================================================================================================================
Non-Convertible Corporate Bonds and Notes--20.0%
------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--0.9%
------------------------------------------------------------------------------------------------------------------------------------
Chemicals--0.4%
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20                                         565,000              757,817
------------------------------------------------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                                                  315,000              405,259
                                                                                                                        ------------
                                                                                                                           1,163,076

------------------------------------------------------------------------------------------------------------------------------------
Metals--0.3%
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                                              975,000            1,048,700
------------------------------------------------------------------------------------------------------------------------------------
Paper--0.2%
Aracruz Celulose SA, 10.375% Debs., 1/31/02(2)                                                          750,000              613,125
------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--2.0%
------------------------------------------------------------------------------------------------------------------------------------
Autos & Housing--0.3%
Black & Decker Corp., 6.625% Nts., 11/15/00                                                             810,000              834,181
------------------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment--0.6%
Hilton Hotels Corp., 7.375% Nts., 6/1/02                                                                 50,000               49,724
------------------------------------------------------------------------------------------------------------------------------------
Paramount Communications, Inc., 7.50% Sr. Nts., 1/15/02                                                 750,000              796,754
------------------------------------------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05                                       1,000,000            1,020,025
                                                                                                                        ------------
                                                                                                                           1,866,503

------------------------------------------------------------------------------------------------------------------------------------
Media--0.7%
Reed Elsevier, Inc., 6.625% Nts., 10/15/23(6)                                                           400,000              420,432
------------------------------------------------------------------------------------------------------------------------------------
TCI Communications, Inc., 6.375% Sr. Unsub. Nts., 5/1/03                                                500,000              517,696
------------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                           875,000              960,371
------------------------------------------------------------------------------------------------------------------------------------
Viacom, Inc., 6.75% Sr. Unsec. Nts., 1/15/03                                                            500,000              513,945
                                                                                                                        ------------
                                                                                                                           2,412,444

------------------------------------------------------------------------------------------------------------------------------------
Retail: General--0.4%
Federated Department Stores, Inc., 6.125% Cv. Sub. Nts., 9/1/01(4)                                      750,000              764,002
------------------------------------------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                                                       550,000              593,571
                                                                                                                        ------------
                                                                                                                           1,357,573


                   19 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                     Face               Market Value
                                                                                                     Amount             See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--2.3%
------------------------------------------------------------------------------------------------------------------------------------
Food--1.1%
CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06                                        $  500,000         $    521,454
------------------------------------------------------------------------------------------------------------------------------------
Dole Food Co. Inc., 6.75% Nts., 7/15/00                                                                 650,000              658,562
------------------------------------------------------------------------------------------------------------------------------------
Grand Metro Inventory Corp., 7.125% Nts., 9/15/04                                                     1,250,000            1,343,149
------------------------------------------------------------------------------------------------------------------------------------
RACERS-Kellogg-98-1, 5.75% Nts., 2/2/01(6)                                                            1,000,000            1,013,108
                                                                                                                        ------------
                                                                                                                           3,536,273

------------------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.3%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                                     120,000              117,307
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
8% Sr. Nts., 1/15/05                                                                                    325,000              332,898
8.625% Sr. Unsec. Nts., 12/1/03                                                                         500,000              526,252
                                                                                                                        ------------
                                                                                                                             976,457

------------------------------------------------------------------------------------------------------------------------------------
Household Goods--0.9%
Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01                                            750,000              760,060
------------------------------------------------------------------------------------------------------------------------------------
Fort James Corp.:
6.234% Nts., 3/15/01                                                                                    250,000              256,723
6.875% Sr. Nts., 9/15/07                                                                              1,000,000            1,035,441
------------------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                                                              355,000              391,805
------------------------------------------------------------------------------------------------------------------------------------
Procter & Gamble Co., 9.36% Debs., Series A, 1/1/21                                                     250,000              324,914
                                                                                                                        ------------
                                                                                                                           2,768,943

------------------------------------------------------------------------------------------------------------------------------------
Energy--2.3%
------------------------------------------------------------------------------------------------------------------------------------
Energy Services & Producers--1.4%
Chesapeake Energy Corp., 7.875% Sr. Nts., Series B, 3/15/04                                             750,000              596,250
------------------------------------------------------------------------------------------------------------------------------------
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                                                                                565,000              607,175
8.75% Sr. Nts., 5/15/99                                                                                  35,000               35,550
------------------------------------------------------------------------------------------------------------------------------------
Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05                                               500,000              529,402
------------------------------------------------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                                                  990,000            1,052,200
------------------------------------------------------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(2)                                                       500,000              396,183
------------------------------------------------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                                        500,000              649,985
------------------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                                     750,000              771,638
                                                                                                                        ------------
                                                                                                                           4,638,383


                   20 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                     Face               Market Value
                                                                                                     Amount             See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Oil-Integrated--0.9%
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                                                                              $  575,000         $    538,703
9% Debs., 8/15/99                                                                                       325,000              326,370
------------------------------------------------------------------------------------------------------------------------------------
Norcen Energy Resources Ltd., 6.80% Debs., 7/2/02                                                     1,000,000            1,011,783
------------------------------------------------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                                                         825,000              876,614
------------------------------------------------------------------------------------------------------------------------------------
Standard Oil Co., 9% Debs., 6/1/19                                                                       65,000               66,309
                                                                                                                        ------------
                                                                                                                           2,819,779

------------------------------------------------------------------------------------------------------------------------------------
Financial--5.5%
------------------------------------------------------------------------------------------------------------------------------------
Banks--1.2%
Capital One Bank, Inc., 6.375% Sr. Nts., 2/15/03                                                        500,000              507,079
------------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Corp. (New), 10.125% Sub. Nts., 11/1/00                                                 250,000              272,634
------------------------------------------------------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                                                      635,000              640,479
------------------------------------------------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                                                360,000              400,320
------------------------------------------------------------------------------------------------------------------------------------
Greenpoint Bank (Brooklyn, New York), 6.70% Medium-Term
Sr. Bank Nts., 7/15/02                                                                                1,000,000            1,036,424
------------------------------------------------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                                                       110,000              112,067
------------------------------------------------------------------------------------------------------------------------------------
People's Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06                                   1,000,000            1,064,668
                                                                                                                        ------------
                                                                                                                           4,033,671

------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--2.5%
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(6)                                                                                    575,000              629,447
------------------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                                                        480,000              480,757
------------------------------------------------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                                                     1,130,000            1,134,696
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Medium-Term Nts.,
Series D, 3/1/01                                                                                        700,000              706,383
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Medium-Term Nts., 6.56%, 11/13/01                                      100,000              100,156
------------------------------------------------------------------------------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts., 9/15/99                                                             250,000              252,138
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6% Sr. Unsec. Nts., 1/14/03                                                    1,000,000            1,012,104
------------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.77% Nts., Series A, 8/27/01                                         1,000,000            1,023,930
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                                                   162,000              163,311
------------------------------------------------------------------------------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Nts., 8/1/01(6)                                                            1,000,000              979,418
------------------------------------------------------------------------------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds, 10/23/01                                                                   500,000              549,063
------------------------------------------------------------------------------------------------------------------------------------
PHH Corp., 6.50% Nts., 2/1/00                                                                           350,000              355,076
------------------------------------------------------------------------------------------------------------------------------------
Sears Roebuck Acceptance Corp., 6% Unsec. Bonds, 3/20/03                                                750,000              764,951
                                                                                                                        ------------
                                                                                                                           8,151,430


                   21 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                      Amount            See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Insurance--1.2%
Cigna Corp., 7.90% Nts., 12/14/98                                                                     $  120,000        $    120,318
------------------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                                        850,000             872,073
------------------------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 6.40% Nts., 6/15/01                                                                       500,000             494,985
------------------------------------------------------------------------------------------------------------------------------------
Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts., 12/1/05(6)                                500,000             532,530
------------------------------------------------------------------------------------------------------------------------------------
GenAmerica Capital I, 8.525% Nts., 6/30/27(6)                                                            750,000             751,860
------------------------------------------------------------------------------------------------------------------------------------
Life Re Capital Trust I, 8.72% Nts., 6/15/27(6)                                                          500,000             568,117
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                                                   615,000             638,951
                                                                                                                        ------------
                                                                                                                           3,978,834

------------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts--0.6%
Chelsea GCA Realty Partner, Inc., 7.75% Unsec. Nts., 1/26/01                                           1,050,000           1,061,944
------------------------------------------------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                                                560,000             558,605
------------------------------------------------------------------------------------------------------------------------------------
Simon DeBartolo Group, Inc., 6.625% Nts., 6/15/03(6)                                                     500,000             489,531
                                                                                                                        ------------
                                                                                                                           2,110,080

------------------------------------------------------------------------------------------------------------------------------------
Industrial--3.6%
------------------------------------------------------------------------------------------------------------------------------------
Industrial Materials--0.3%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99(2)                                               840,000             858,900
------------------------------------------------------------------------------------------------------------------------------------
Industrial Services--2.4%
Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                                                              1,250,000           1,318,801
------------------------------------------------------------------------------------------------------------------------------------
Norse CBO Ltd., 6.515% Collateralized Bond Obligations,
Series 1A, Cl. A3, 8/13/10(2)                                                                          1,000,000             995,000
------------------------------------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05                                                          1,000,000           1,006,326
------------------------------------------------------------------------------------------------------------------------------------
Raytheon Co., 6.45% Nts., 8/15/02                                                                        500,000             517,909
------------------------------------------------------------------------------------------------------------------------------------
Sony Corp., 6.125% Bonds, 3/4/03                                                                         750,000             766,075
------------------------------------------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                                                   1,175,000           1,258,041
------------------------------------------------------------------------------------------------------------------------------------
Tyco International Group SA, 6.125% Nts., 11/1/08(6)                                                     500,000             495,590
------------------------------------------------------------------------------------------------------------------------------------
U.S. Industries, Inc., 7.125% Sr. Nts., 10/15/03(2)                                                      500,000             501,550
------------------------------------------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06                                           830,000             855,974
                                                                                                                        ------------
                                                                                                                           7,715,266


                   22 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    Face                Market Value
                                                                                                    Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing--0.3%
U.S. Filter Corp., 6.375% Bonds, 5/15/01(6)                                                         $1,000,000          $    999,626
------------------------------------------------------------------------------------------------------------------------------------
Transportation--0.6%
CSX Corp., 7.05% Debs., 5/1/02                                                                         145,000               152,181
------------------------------------------------------------------------------------------------------------------------------------
Federal-Mogul Corp., 7.50% Nts., 7/1/04                                                                500,000               492,548
------------------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                            125,000               137,152
------------------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp.:
7% Nts., 6/15/00                                                                                       605,000               619,538
7.60% Nts., 5/1/05                                                                                     500,000               538,732
                                                                                                                        ------------
                                                                                                                           1,940,151

------------------------------------------------------------------------------------------------------------------------------------
Technology--1.3%
------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.6%
Lockheed Martin Corp., 6.85% Unsec. Nts., 5/15/01                                                    1,250,000             1,300,543
------------------------------------------------------------------------------------------------------------------------------------
Northwest Airlines Corp., 8.375% Unsec. Nts., 3/15/04                                                  750,000               764,492
                                                                                                                        ------------
                                                                                                                           2,065,035

------------------------------------------------------------------------------------------------------------------------------------
Telecommunications/Technology--0.7%
AT&T Capital Corp., 6.25% Medium-Term Nts., Series F, 5/15/01                                          725,000               710,878
------------------------------------------------------------------------------------------------------------------------------------
US West Capital Funding, Inc., 6.125% Nts., 7/15/02                                                    500,000               516,008
------------------------------------------------------------------------------------------------------------------------------------
Worldcom, Inc., 6.25% Sr. Unsec. Nts., 8/15/03                                                       1,000,000             1,038,171
                                                                                                                        ------------
                                                                                                                           2,265,057

------------------------------------------------------------------------------------------------------------------------------------
Utilities--2.1%
------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.8%
El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03                                         500,000               530,000
------------------------------------------------------------------------------------------------------------------------------------
Hawaiian Electric Industries, Inc., 6.31% Medium-Term Nts.,
Series B, 2/19/02                                                                                    1,000,000             1,022,482
------------------------------------------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp., 7.125% Sr. Unsec. Nts.,
Series C, 7/1/01                                                                                     1,000,000             1,018,321
                                                                                                                        ------------
                                                                                                                           2,570,803


                   23 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                                    Face                Market Value
                                                                                                    Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Gas Utilities--1.0%
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                                           $    680,000        $    697,281
------------------------------------------------------------------------------------------------------------------------------------
Southern California Gas Co., 6.38% Medium-Term Nts., 10/29/01                                            500,000             518,700
------------------------------------------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                                          825,000             861,861
------------------------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc., 6.20% Nts., 8/1/02                                                                1,250,000           1,273,985
                                                                                                                        ------------
                                                                                                                           3,351,827

------------------------------------------------------------------------------------------------------------------------------------
Telephone Utilities--0.3%
Ameritech Capital Funding Corp., 5.65% Unsec. Nts., 1/15/01                                              850,000             868,185
                                                                                                                        ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $63,833,000)                                                        64,944,302

====================================================================================================================================
Convertible Corporate Bonds and Notes--0.0%
------------------------------------------------------------------------------------------------------------------------------------
BankAmerica Corp. (New), 8.50% Sub. Capital Nts., 3/1/99                                                  40,000              40,388
------------------------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(7)                                           100,000                  --
                                                                                                                        ------------
Total Convertible Corporate Bonds and Notes (Cost $135,112)                                                                   40,388

====================================================================================================================================
Short-Term Notes--8.8% (8)
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.78%, 11/4/98                                                                                         8,000,000           7,996,813
5.14%, 11/12/98                                                                                        5,600,000           5,591,290
5.425%, 11/17/98                                                                                      10,000,000           9,978,756
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.145%, 11/10/98                                                      5,000,000           4,993,569
                                                                                                                        ------------
Total Short-Term Notes (Cost $28,560,428)                                                                                 28,560,428

====================================================================================================================================
Repurchase Agreements--2.7%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 5.38%, dated 10/30/98, to be repurchased at $8,703,901 on 11/2/98, collateralized by U.S. Treasury Nts.,
7.50%, 11/15/01, with a
value of $8,887,611 (Cost $8,700,000)                                                                  8,700,000           8,700,000

------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $296,691,418)                                                             98.0%        318,477,396
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                              2.0           6,658,836
                                                                                                    ------------        ------------
Net Assets                                                                                                 100.0%       $325,136,232
                                                                                                    ============        ============


                   24 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Represents the current interest rate for a variable rate security.

5. Securities with an aggregate market value of $3,202,415 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $6,879,659 or 2.12% of the Fund's net assets as of October 31, 1998.

7. Non-income producing security--issuer is in default.

8. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                   25 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  October 31, 1998
--------------------------------------------------------------------------------


================================================================================
Assets
Investments, at value (cost $296,691,418)--see accompanying
statement                                                           $318,477,396
--------------------------------------------------------------------------------
Cash                                                                     119,647
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                       5,804,204
Interest, dividends and principal paydowns                             2,225,440
Daily variation on futures contracts--Note 5                             311,025
Shares of capital stock sold                                             165,252
Other                                                                      6,538
                                                                    ------------
Total assets                                                         327,109,502

================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                  1,286,460
Shares of capital stock redeemed                                         350,875
Directors' fees--Note 1                                                  126,704
Distribution and service plan fees                                        68,641
Shareholder reports                                                       46,648
Transfer and shareholder servicing agent fees                             39,052
Other                                                                     54,890
                                                                    ------------
Total liabilities                                                      1,973,270

================================================================================
Net Assets                                                          $325,136,232
                                                                    ============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                                $     21,031
--------------------------------------------------------------------------------
Additional paid-in capital                                           294,014,624
--------------------------------------------------------------------------------
Undistributed net investment income                                      986,365
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                          4,944,552
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies              25,169,660
                                                                    ------------
Net assets                                                          $325,136,232
                                                                    ============


                   26 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$298,558,127 and 19,323,008 shares of capital stock outstanding)          $15.45

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $16.39

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,753,878 and 1,392,591 shares of capital stock
outstanding)                                                              $15.62

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
assets of $4,824,227 and 315,163 shares of capital stock outstanding)     $15.31

See accompanying Notes to Financial Statements.


                   27 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------


===============================================================================
Investment Income
Interest                                                           $  9,484,998
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $17,270)               1,929,206
                                                                   ------------
Total income                                                         11,414,204

===============================================================================
Expenses
Management fees--Note 4                                               1,774,240
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 671,280
Class B                                                                 141,994
Class C                                                                  28,515
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   258,679
-------------------------------------------------------------------------------
Shareholder reports                                                      67,412
-------------------------------------------------------------------------------
Directors' fees and expenses--Note 1                                     30,000
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              29,150
-------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  19,750
Class B                                                                   3,812
Class C                                                                     962
-------------------------------------------------------------------------------
Accounting service fees--Note 4                                          15,000
-------------------------------------------------------------------------------
Custodian fees and expenses                                              11,183
-------------------------------------------------------------------------------
Insurance expenses                                                        9,762
-------------------------------------------------------------------------------
Other                                                                    36,942
                                                                   ------------
Total expenses                                                        3,098,681

===============================================================================
Net Investment Income                                                 8,315,523

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                           4,973,557
Closing of futures contracts                                             76,396
Foreign currency transactions                                            (2,730)
                                                                   ------------
Net realized gain                                                     5,047,223
-------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on
investments:
Investments                                                             233,468
Translation of assets and liabilities denominated in foreign
currencies                                                                  579
                                                                   ------------
Net change                                                              234,047
                                                                   ------------
Net realized and unrealized gain                                      5,281,270

===============================================================================
Net Increase in Net Assets Resulting from Operations               $ 13,596,793
                                                                   ============

See accompanying Notes to Financial Statements.


                   28 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                     Year Ended October 31,
                                                                     1998             1997
===================================================================================================
Operations
Net investment income                                                $   8,315,523    $   7,729,813
---------------------------------------------------------------------------------------------------
Net realized gain                                                        5,047,223       27,308,175
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      234,047        7,070,415
                                                                     -------------    -------------
Net increase in net assets resulting from operations                    13,596,793       42,108,403

===================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                 (7,782,493)      (8,280,055)
Class B                                                                   (326,896)        (168,085)
Class C                                                                    (68,904)         (21,190)
---------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                (26,053,041)     (19,860,930)
Class B                                                                 (1,001,059)        (389,052)
Class C                                                                   (171,534)         (21,246)

===================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions--Note 2:
Class A                                                                 75,962,031       (2,888,598)
Class B                                                                 13,987,615        4,390,846
Class C                                                                  3,532,579        1,194,708

===================================================================================================
Net Assets
Total increase                                                          71,675,091       16,064,801
---------------------------------------------------------------------------------------------------
Beginning of period                                                    253,461,141      237,396,340
                                                                     -------------    -------------
End of period (including undistributed net investment
income of $986,365 and $828,581, respectively)                       $ 325,136,232    $ 253,461,141
                                                                     =============    =============

See accompanying Notes to Financial Statements.


                   29 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                               Class A
                                               ------------------------------------------

                                               Year Ended October 31,
                                               1998            1997              1996(3)
=========================================================================================
Per Share Operating Data
Net asset value, beginning of period             $16.81          $16.00            $15.46
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .45             .51(4)            .46
Net realized and unrealized gain (loss)             .45            2.25(4)            .49
                                                 ------          ------            ------
Total income (loss) from investment
operations                                          .90            2.76               .95

-----------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income               (.45)           (.56)             (.36)
Distributions from net realized gain              (1.81)          (1.39)             (.05)
                                                 ------          ------            ------
Total dividends and distributions
to shareholders                                   (2.26)          (1.95)             (.41)
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $15.45          $16.81            $16.00
                                                 ======          ======            ======

=========================================================================================
Total Return, at Net Asset Value(5)                5.93%          18.82%             6.27%

=========================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                 $298,558        $243,267          $233,289
-----------------------------------------------------------------------------------------
Average net assets (in thousands)              $268,715        $238,821          $228,203
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              2.96%           3.17%             3.52%(6)
Expenses                                           1.04%           1.11%             1.11%(6)
-----------------------------------------------------------------------------------------
Portfolio turnover rate(7)                         96.9%           98.0%             85.4%


                                               Class A
                                               ----------------------------------------

                                               Year Ended December 31,
                                               1995            1994            1993
=======================================================================================
Per Share Operating Data
Net asset value, beginning of period             $13.44          $14.54          $13.81
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .60             .55             .48
Net realized and unrealized gain (loss)            2.59            (.86)           1.70
                                                 ------          ------          ------
Total income (loss) from investment
operations                                         3.19            (.31)           2.18

---------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income               (.60)           (.55)           (.48)
Distributions from net realized gain               (.57)           (.24)           (.97)
                                                 ------          ------          ------
Total dividends and distributions
to shareholders                                   (1.17)           (.79)          (1.45)
---------------------------------------------------------------------------------------
Net asset value, end of period                   $15.46          $13.44          $14.54
                                                 ======          ======          ======

=======================================================================================
Total Return, at Net Asset Value(5)               23.95%          (2.11)%         15.89%

=======================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                 $218,099        $177,904        $171,205
---------------------------------------------------------------------------------------
Average net assets (in thousands)              $200,172        $187,655        $138,629
---------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              4.00%           3.80%           3.40%
Expenses                                           1.17%           0.96%           1.02%
---------------------------------------------------------------------------------------
Portfolio turnover rate(7)                         55.2%          115.0%          155.2%

1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

3. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

4. Per share amounts calculated based on the average shares outstanding during the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                   30 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                Class B
                                                ------------------------------------------------------------------
                                                                                                      Period Ended
                                                Year Ended October 31,                                December 31,
                                                1998             1997              1996(3)            1995(2)
============================================================================================================
Per Share Operating Data
Net asset value, beginning of period             $16.99          $16.16            $15.66             $15.48
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .36             .40(4)            .31                .07
Net realized and unrealized gain (loss)             .43            2.27(4)            .54                .70
                                                 ------          ------            ------             ------
Total income (loss) from investment
operations                                          .79            2.67               .85                .77

------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income               (.35)           (.45)             (.30)              (.07)
Distributions from net realized gain              (1.81)          (1.39)             (.05)              (.52)
                                                 ------          ------            ------             ------
Total dividends and distributions
to shareholders                                   (2.16)          (1.84)             (.35)              (.59)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $15.62          $16.99            $16.16             $15.66
                                                 ======          ======            ======             ======

============================================================================================================
Total Return, at Net Asset Value(5)                5.10%          17.96%             5.51%              4.93%

============================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                  $21,754          $8,720            $3,919               $650
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $14,235          $6,183            $2,324               $375
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              2.19%           2.32%             2.86%(6)           0.73%(6)
Expenses                                           1.80%           1.89%             1.85%(6)           1.92%(6)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                         96.9%           98.0%             85.4%              55.2%

                                                 Class C
                                                 ----------------------------------------

                                                 Year Ended October 31,
                                                 1998            1997              1996(1)
=========================================================================================
Per Share Operating Data
Net asset value, beginning of period             $16.70          $15.93            $15.71
-----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .37             .44(4)            .30
Net realized and unrealized gain (loss)             .40            2.19(4)            .32
                                                 ------          ------            ------
Total income (loss) from investment
operations                                          .77            2.63               .62

-----------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income               (.35)           (.47)             (.35)
Distributions from net realized gain              (1.81)          (1.39)             (.05)
                                                 ------          ------            ------
Total dividends and distributions
to shareholders                                   (2.16)          (1.86)             (.40)
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $15.31          $16.70            $15.93
                                                 ======          ======            ======

=========================================================================================
Total Return, at Net Asset Value(5)                5.10%          17.93%             4.08%

=========================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                   $4,824          $1,473              $188
-----------------------------------------------------------------------------------------
Average net assets (in thousands)                $2,861          $  805              $ 57
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              2.18%           2.18%             2.90%(6)
Expenses                                           1.80%           1.92%             1.87%(6)
-----------------------------------------------------------------------------------------
Portfolio turnover rate(7)                         96.9%           98.0%             85.4%

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998 were $257,540,992 and $247,354,113, respectively.

See accompanying Notes to Financial Statements.


                   31 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                   32 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Directors' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1998, a provision of $3,008 was made for the Fund's projected benefit obligations and payments of $4,526 were made to retired directors, resulting in an accumulated liability of $124,637 as of October 31, 1998.

            The Board of Directors has adopted a deferred compensation plan for independent Directors that enables a Director to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                   33 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in additional paid-in capital of $21,580, an increase in undistributed net investment income of $20,554, and an increase in accumulated net realized gain on investments of $1,026.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   34 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Capital Stock

The Fund has authorized 450 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                 Year Ended October 31, 1998     Year Ended October 31, 1997
                                 ----------------------------    ----------------------------
                                 Shares          Amount          Shares          Amount
---------------------------------------------------------------------------------------------
Class A:
Sold                                1,454,634    $ 22,895,924       1,295,002    $ 20,645,750
Dividends and
distributions reinvested            2,193,655      33,253,817       1,821,876      27,715,425
Issued in connection with the
acquisition of Oppenheimer
LifeSpan Balanced Fund--Note 7      4,023,572      64,135,741              --              --
Redeemed                           (2,818,335)    (44,323,451)     (3,224,574)    (51,249,773)
                                 ------------    ------------    ------------    ------------
Net increase (decrease)             4,853,526    $ 75,962,031        (107,696)   $ (2,888,598)
                                 ============    ============    ============    ============

---------------------------------------------------------------------------------------------
Class B:
Sold                                  589,123    $  9,351,049         279,134    $  4,555,544
Dividends and
distributions reinvested               84,350       1,293,844          35,724         551,096
Issued in connection with the
acquisition of Oppenheimer
LifeSpan Balanced Fund--Note 7        328,973       5,299,757              --              --
Redeemed                             (123,259)     (1,957,035)        (43,911)       (715,794)
                                 ------------    ------------    ------------    ------------
Net increase                          879,187    $ 13,987,615         270,947    $  4,390,846
                                 ============    ============    ============    ============

---------------------------------------------------------------------------------------------
Class C:
Sold                                  193,669    $  2,998,346          80,502    $  1,266,698
Dividends and
distributions reinvested               15,173         228,310           2,629          40,489
Issued in connection with the
acquisition of Oppenheimer
LifeSpan Balanced Fund--Note 7         70,016       1,105,546              --              --
Redeemed                              (51,932)       (799,623)         (6,697)       (112,479)
                                 ------------    ------------    ------------    ------------
Net increase                          226,926    $  3,532,579          76,434    $  1,194,708
                                 ============    ============    ============    ============

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized appreciation on investments of $21,785,978 was composed of gross appreciation of $27,458,842, and gross depreciation of $5,672,864.


                   35 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred. The Fund's management fee for the year ended October 31, 1998 was 0.62% of the average annual net assets for Class A, Class B and Class C shares.

            For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $481,886, of which $397,054 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $27,571, $316,680 and $21,560, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $111,293 and $5,503, respectively. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $30,404 and $2,562, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended October 31, 1998, OFDI paid $557,688 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   36 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI paid $11,835 and $3,586, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $122,183 and $22,102, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $623,479 for Class B and $52,326 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell index futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                   37 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Futures Contracts  (continued)

As of October 31, 1998, the Fund had outstanding futures contracts as follows:

                                                  Number of    Valuation as of     Unrealized
Contract Description           Expiration Date    Contracts    October 31, 1998    Appreciation
-----------------------------------------------------------------------------------------------
Contracts to Purchase
Standard & Poor's 500 Index    12/98              143          $39,510,900         $3,383,103
                                                                                   ==========

================================================================================
6. Illiquid and Restricted Securities

As of October 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1998, was $4,780,010, which represents 1.47% of the Fund's net assets.

================================================================================
7. Acquisition of Oppenheimer LifeSpan Balanced Fund

On June 12, 1998, the Fund acquired all the net assets of Oppenheimer LifeSpan Balanced Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer LifeSpan Balanced Fund shareholders on June 9, 1998. The Fund issued (at an exchange ratio of 0.711330 for Class A, 0.789560 for Class B and 0.716167 for Class C of the Fund to one share of Oppenheimer LifeSpan Balanced
Fund) 4,023,572, 328,973 and 70,016 shares of capital stock for Class A, Class B and Class C, respectively, valued at $64,135,741, $5,299,757 and $1,105,546 in exchange for the net assets, resulting in combined Class A net assets of $313,743,282, Class B net assets of $18,371,573 and Class C net assets of $3,985,465 on June 12, 1998. The net assets acquired included net unrealized appreciation of $3,969,222. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                   38 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1998.


                   39 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Directors and Shareholders of
Oppenheimer Disciplined Allocation Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Disciplined Allocation Fund as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the ten months ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1995 were audited by other auditors whose report dated February 9, 1996, expressed an unqualified opinion on this information.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the ten months ended October 31, 1996, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
November 20, 1998


                   40 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $1.9057, $1.8734 and $1.8746 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 30, 1997, of which, for each class of shares, $0.4267 was designated as a capital gain distribution in the "28% Rate Group" and $0.5383 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            Dividends paid by the Fund during the year ended October 31, 1998, which are not designated as capital gain distributions should be multiplied by 22.40% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   41 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
Oppenheimer Disciplined Allocation Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Series Fund, Inc.

================================================================================
Officers and Directors  Leon Levy, Chairman of the Board of Directors
                        Donald W. Spiro, Vice Chairman of the Board of Directors Bridget A. Macaskill, Director and President
                        Robert G. Galli, Director
                        Benjamin Lipstein, Director
                        Elizabeth B. Moynihan, Director
                        Kenneth A. Randall, Director
                        Edward V. Regan, Director
                        Russell S. Reynolds, Jr., Director
                        Pauline Trigere, Director
                        Clayton K. Yeutter, Director
                        Peter M. Antos, Vice President
                        Robert C. Doll, Jr., Vice President
                        Stephen F. Libera, Vice President
                        Michael C. Strathearn, Vice President
                        Kenneth B. White, Vice President
                        Arthur J. Zimmer, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor      OppenheimerFunds, Inc.

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and            OppenheimerFunds Services
Shareholder Servicing
Agent

================================================================================
Custodian of            The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors    KPMG Peat Marwick LLP

================================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        This is a copy of a report to shareholders of Oppenheimer Disciplined Allocation Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Disciplined Allocation Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                   42 Oppenheimer Disciplined Allocation Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

=================================================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------------------------------
Real Asset Fund                       Gold & Special Minerals Fund

=================================================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------------------------------
Developing Markets Fund               International Growth Fund             Quest Global Value Fund
International Small                   Global Fund                           Global Growth & Income Fund
 Company Fund

=================================================================================================================
Stock Funds
-----------------------------------------------------------------------------------------------------------------
Enterprise Fund                       MidCap Fund                           Growth Fund
Discovery Fund                        Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund            Quest Capital Value Fund              Quest Value Fund

=================================================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------------------------------
Main Street Income &                  Total Return Fund                     Disciplined Allocation Fund
 Growth Fund                          Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                        Convertible Securities Fund(2)
 Value Fund                           Equity Income Fund

=================================================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------------------------------
International Bond Fund               Champion Income Fund                  U.S. Government Trust
World Bond Fund                       Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                       Bond Fund

=================================================================================================================
Municipal Bond Funds
-----------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)          Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)             Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)          Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)            Intermediate Municipal Fund            Municipal Fund

=================================================================================================================
Money Market Funds(4)
-----------------------------------------------------------------------------------------------------------------
Money Market Fund                     Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C)Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                   43 Oppenheimer Disciplined Allocation Fund

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


Internet
24-hr access to account
information. Online
transactions now available

-------------------------
 www.oppenheimerfunds.com
-------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

-------------------------
 1-800-525-7048
-------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

-------------------------
 1-800-852-8457
-------------------------

PhoneLink
24-hr automated information
and automated transactions

-------------------------
 1-800-533-3310
-------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

-------------------------
 1-800-843-4461
-------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

-------------------------
 1-800-835-3104
-------------------------

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0205.001.1098  December 30, 1998